SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 6, 2004

CHAMPION PARTS, INC.

(Exact name of Registrant as specified in its Charter)

Illinois	1-7807	36-2088911
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 West Avenue B, Hope, Arkansas	71801
(Address of principal executive offices)	(Zip Code)

(870) 777-8821
Registrant's telephone number, including area code

ITEM 5.

Other Events and Regulation FD Disclosure

On July 6, 2004, the Registrant, an Illinois corporation, issued a press release announcing the sale of its plant and property in Beech Creek, Pennsylvania. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 7.

Financial Statements and Exhibits

(c)

The following exhibit is furnished with this document:

Number

Exhibit

    99

Press Release issued by Champion Parts, Inc.

on July 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHAMPION PARTS, INC.

Dated: July 6, 2004	/s/ Richard W. Simmons
Richard W. Simmons Vice President Finance, CFO and Secretary